          The Universal Institutional Funds, Inc. High Yield Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2007 - June 30, 2007

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund

                                                                Morgan
                                                               Stanley,
                                                                 Citi,
                                                                Credit
                                                                Suisse,
                                                               Goldman,
                                                                Sachs &
                  -                                              Co.,
         05/03                                                 Deutsche
         /07                                                     Bank
                                                               Securitie
                                                                  s,
                                                               JPMorgan
                                                                  RBS
                                                               Greenwich
                                                               Capital,
                                                                 Daiwa
                                                               Securitie
                                                                s SMBC
                                                                Europe,
                                                               Mitsubish
Capmark                                                          i UFJ
Financi                 $99.96 $1,200,   60,000   0.02%  0.14  Securitie  Citigr
   al                          000,000    .00             %       s,       oup
 Group                           ,00                           Wachovia
 5.875%                                                        Securitie
  due                                                           s, West
5/10/20                                                         LB AG,
   12                                                           Bank of
                                                                America
                                                               Securitie
                                                                s LLC,
                                                               Natixis,
                                                                  RBC
                                                                Capital
                                                               Markets,
                                                                Scotia
                                                               Capital,
                                                                Lehman
                                                               Brothers,
                                                                Shinsei
                                                               Internati
                                                                 onal
                                                                Limited

                                                                Morgan
                                                               Stanley,
                                                                 Citi,
                                                                Credit
                                                                Suisse,
                                                               Goldman,
                                                                Sachs &
                                                                 Co.,
                                                               Deutsche
                                                                 Bank
                                                               Securitie
                                                                  s,
                                                               JPMorgan
                                                                  RBS
                                                               Greenwich
                                                               Capital,
                                                                 Daiwa
                                                               Securitie
                                                                s SMBC
Capmark                                                         Europe,
Financi  05/03    -     $99.84 $500,00   30,000   0.01%  0.06  Mitsubish  Citigr
   al    /07                   0,000.0    .00             %      i UFJ     oup
 Group                            0                            Securitie
 6.30%                                                            s,
  due                                                          Wachovia
5/10/20                                                        Securitie
   17                                                           s, West
                                                                LB AG,
                                                                Bank of
                                                                America
                                                               Securitie
                                                                s LLC,
                                                               Natixis,
                                                                  RBC
                                                                Capital
                                                               Markets,
                                                                Scotia
                                                               Capital,
                                                                Lehman
                                                               Brothers,
                                                                Shinsei
                                                               Internati
                                                                 onal
                                                                Limited

                                                               JPMorgan,
                                                                 Citi,
                                                                Credit
                                                                Suisse,
                  -                                            ABN AMRO
         05/17                                                 Incorpora
         /07                                                     ted,
                                                                Merrill
                                                                Lynch &
                                                               Co., Banc
                                                                  of
                                                                America
                                                               Securitie
Dynergy                                                         s LLC,
Holding                                                         Lehman
 s Inc.                 $100.0 $1,100,   50,000          0.11  Brothers,  JPMorg
 7.75%                    0    000,000    .00    0.00%    %     Morgan      an
  due                            .00                           Stanley,
6/1/201                                                           BNP
   9                                                           PARIBAS,
                                                               Goldman,
                                                                Sachs &
                                                                 Co.,
                                                                Wedbush
                                                                Morgan
                                                               Securitie
                                                                s Inc.,
                                                                Calyon
                                                               Securitie
                                                               s (USA),
                                                                  RBS
                                                               Greenwich
                                                               Capital,
                                                               Dresdner
                                                               Kleinwort
                                                               , Scotia
                                                               Capital,
                                                               Wachovia
                                                               Securitie
                                                                   s

                                                                Banc of
                                                                America
                  -                                            Securitie
  FMC    06/26                                                  s LLC,
Finance  /07                                                   Deutsche    Banc
 III SA                 $98.23 $500,00   275,00   0.06%  0.61    Bank       of
 6.875%                        0,000.0    0.00           %     Securitie  Americ
  due                             0                            s, Morgan    a
7/15/20                                                         Stanley
   17